FIRST AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT (this "First Amendment") is made as of this 26th day of November, 2014 ("Effective Date"), by and between BestTwoBoys, LLC, a Nevada limited liability company, doing business as Elements ("Seller"), and Elements-An Alex Stratta Casual Restaurant L.L.C., a Nevada limited liability company ("Buyer") in reference to the Asset Purchase and Sale Agreement (the "Agreement") executed by Buyer and Seller on or about November 7, 2014. Buyer and Seller are collectively referred to as the Parties, and individually as a Party.

RECITALS

A. The Parties entered into the Agreement on or about November 7, 2014, in which Seller agreed to sell certain assets used in conjunction with Seller's business operation known as Elements (the "Business") located at 4950 S. Rainbow Blvd., Suite 100, Las Vegas, Nevada 89103 (the "Premises") as provided therein.

B. Buyer represents and warrants that the sole condition to Closing from the Agreement that has not been met by Buyer is obtaining the liquor license, that it has made application for same, and that it expects to have a liquor license in hand by the new Closing date of December 15, 2014, or at least a temporary liquor license that will allow Closing to occur on time.

C. The Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree the Agreement shall be amended as follows:

1. Section 1.6 is amended only as follows:

   "Closing Date" or "Closing" shall mean on or before 5:00 p.m. on December 15, 2014, at which time the Purchase Price is paid and the Assets are transferred by Seller to Buyer through Escrow Agent.

2. Section 5.2(b) is amended only as follows:

   The Purchase Price shall be reduced by the amount of any Distributions the Seller has received under the Management Agreement, with the exception of the $6,800 paid for November of 2014, and the $3,400 which shall be paid by check and mailed on November 26, 2014, for December 1st through the 15th of December.

3. Section 9 of the Agreement is modified only as follows:

   CLOSING. The Closing shall be on or before 5:00 p.m. on December 15, 2014.

4. Buyer waives all conditions to Closing in the Agreement that are in its favor, including without limitation those related to the application for a liquor license.

All other terms and conditions of the Agreement are incorporated into this First Amendment by this reference. Any capitalized terms used in this First Amendment that are not defined shall have the meaning ascribed to such terms in the Agreement. In the event of an inconsistency of any provision between the Agreement and this First Amendment, this First Amendment shall control.

Executed as of the date first above written.

SELLER

BestTwoBoys, LLC

By: ____________________________
Paul Fisichella, Manager

BUYER

Elements-An Alex Stratta Casual Restaurant L.L.C.

By: ____________________________
Kenneth M. Antos, Manager

By: ____________________________
Donald Porges, Manager

respectively, in connection with any of the transactions contemplated by this Agreement. Buyer and Seller will indemnify, save harmless and defend the other from any liability, cost or expense arising out of or connected with any claim for any commission or compensation made by any other person or entity claiming to have been retained or contacted by the other Party in connection with this transaction.

Executed as of the date first above written.

SELLER

BestTwoBoys, LLC

By: ______________________
Paul Fisichella, Manager

BUYER

Elements-An Alex Stratta Casual Restaurant L.L.C.

By: ______________________
Kenneth M. Antos, Manager

By: ______________________
Donald Porges, Manager

All other terms and conditions of the Agreement are incorporated into this First Amendment by this reference. Any capitalized terms used in this First Amendment that are not defined shall have the meaning ascribed to such terms in the Agreement. In the event of an inconsistency of any provision between the Agreement and this First Amendment, this First Amendment shall control.

Executed as of the date first above written.

SELLER

BestTwoBoys, LLC

By: ______________________
Paul Fisichella, Manager

BUYER

Elements-An Alex Stratta Casual Restaurant L.L.C.

By: ______________________
Kenneth M. Antos, Manager

By: ______________________
Donald Porges, Manager

All other terms and conditions of the Agreement are incorporated into this First Amendment by this reference. Any capitalized terms used in this First Amendment that are not defined shall have the meaning ascribed to such terms in the Agreement. In the event of an inconsistency of any provision between the Agreement and this First Amendment, this First Amendment shall control.

Executed as of the date first above written.

SELLER

BestTwoBoys, LLC

By: ___________________________
Paul Fisichella, Manager

BUYER

Elements-An Alex Stratta Casual Restaurant L.L.C.

By: ___________________________
Kenneth M. Antos, Manager

By: ___________________________
Donald Porges, Manager